UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 22, 2006
                Date of Report (Date of earliest event reported)

                                NYSE GROUP, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                  001-32829               20-2786071
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
           incorporation)                                    Identification No.)


             11 WALL STREET
            NEW YORK, NEW YORK                                    10005
     (Address of principal executive                            (Zip Code)
              offices)

         Registrant's telephone number, including area code: (212) 656-3000

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS

On March 22, 2006, the New York Stock Exchange (the "NYSE") received approval from the Securities and Exchange Commission (the "Commission") to begin full implementation of its Hybrid MarketSM initiative, which will enable the NYSE to integrate its traditional floor-based auction market with enhanced automated trading functionality. The Commission's order approving the proposed rule changes is available on the Commission's Web site at http://www.sec.gov/rules/sro/nyse/34-53539.pdf.

Designed to offer customers greater choice in order-execution services, the NYSE Hybrid Market expands customer ability to trade instantaneously with certainty and anonymity without sacrificing the price improvement and market quality of the floor-based NYSE auction market. Maintaining the Exchange's ability for price improvement across all its order-execution options, the NYSE Hybrid Market will provide customers with choices that include sub-second automated, anonymous transactions for NYSE-listed stocks or the opportunity to have orders represented in the auction market with the benefits of human judgment and accountability at the central point of sale.

On March 22, 2006, NYSE Group issued a press release entitled "NYSE Hybrid MarketSM Gains SEC Approval." A copy of that press release is attached as exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

 (d)     Exhibits

Exhibit Number     Description

99.1 Press release entitled "NYSE Hybrid MarketSM Gains SEC Approval," dated March 22, 2006.










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NYSE GROUP, INC.


Dated: March 23, 2006          By:     /s/ Nelson Chai
                                   ---------------------------------------------
                                   Name:   Nelson Chai
                                   Title:  Executive Vice President and
                                           Chief Financial Officer






























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                                  EXHIBIT INDEX


Exhibit Number      Description

99.1 Press release entitled "NYSE Hybrid MarketSM Gains SEC Approval," dated March 22, 2006.